                                                                   Exhibit 10.02

               AMENDMENT NUMBER THREE TO IRU CAPACITY AGREEMENT

This Amendment Number Three ("Amendment"), effective as of the date signed by both parties (the "Effective Date"), amends the IRU Capacity Agreement ("Agreement") entered into as of December 19, 1998 between AT&T Corp. ("AT&T"), a New York corporation with offices at 295 North Maple Avenue, Basking Ridge, New Jersey 07920, and At Home Corporation, ("@Home"), a Delaware corporation with a principal place of business located at 425 Broadway, Redwood City, CA 94063, as previously amended, as follows:

1. Under the terms of Section 6.2 of the Agreement, @Home has the right to request an expansion of the @Home Backbone Network to include a new Route, referred to in the Agreement as a Route Expansion. @Home has exercised this right with respect to the four Routes listed below, and the following Additional Capacity is added to the Capacity provided under the Agreement:

  No.    City A                 City Z              CLLI Code A      CLLI Code Z     Miles
   1   Anaheim, CA           Tucumcari, NM           ANHMCA01          TCMCNM02       1266.3
   2   Anaheim, CA           Las Vegas, NV           ANHMCA01          LSVGNV02       297.0
   3   Las Vegas, NV         Albuquerque, NM         LSVGNV02          ALBQNMMA       724.9
   4   Albuquerque, NM       Tucumcari, NM           ALBQNMMA          TCMCNM02       244.4

2. The Capacity to be provided on these new Routes initially consists of one OC-48 on each Route (including network electronics and circuit electronics). As provided in Section 6.1 of the Agreement, @Home may purchase from AT&T additional network electronics and circuit electronics in order to increase the Capacity on the Routes to the Market Equivalent Capacity.

3. The IRU Fee associated with this Route Expansion is $4,835,200. @Home shall pay $483,520 to AT&T within ten days after the Effective Date, and $4,351,680 within ten days after the Acceptance Date with respect to the Route Expansion.


IN WITNESS WHEREOF, authorized representatives of the parties have executed this Amendment as of the Effective Date.



AT&T CORP.                             AT HOME CORPORATION


By: /s/                                By:  /s/ Milo Medin
   ----------------------------            ----------------------------

Title: Senior Vice President           Title: CTO
      -------------------------              --------------------------

Date:  3/29/00                         Date:  2/28/00
     --------------------------             ---------------------------